                                                                    EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, William C. Foote, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of USG Corporation, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with USG Corporation's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     -    USG Corporation's 2001 Annual Report on Form 10-K, dated March 1,
          2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of USG Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.

                                                          Subscribed and
                                                          sworn to before me
                                                          this 13th day of
                                                          August, 2002.
/s/ William C. Foote
--------------------
William C. Foote
Chairman, President and                                   /s/ Margaret A. Clark
Chief Executive Officer                                   ---------------------
August 13, 2002                                           Notary Public
                                                          My Commission Expires:
                                                          April 21, 2004